Exhibit 99.1 Delek US Holdings, Inc. Barclays CEO Energy-Power Conference September 2018

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: future crude slates; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, imports, exports and transportation costs; light production from shale plays and Permian growth; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; differentials including increases, trends and the impact of thereof on crack spreads and refineries; pipeline takeaway capacity and projects related thereto; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to unlock value, and the estimated savings from the Alon USA Energy, Inc. (“ALJ”) and Alon USA Partners LP (“ALDW”) transactions; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; improved product netbacks; our ability to complete the alkylation project at Krotz Springs successfully or at all and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; increased capacity on the Paline Pipeline and the impacts and benefits therefrom; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US, ALJ and ALDW; the risks that the combined company may be unable to achieve cost-cutting synergies, or it may take longer than expected to achieve those synergies; uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of earnings before interest, taxes, depreciation and amortization ("EBITDA"), distributable cash flow and distribution coverage ratio provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Overview • Current Price: $54.73/share(1) Overview (NYSE: DK) • Market Capitalization: $4.6 billion(1) • NYSE: DKL: (Market cap $758mm) Own 63.4%, including 2% GP(2) • Operating model built to benefit from crude oil differentials and IMO’s impact on market trends Favorable Market for Refiners • 262,000 bpd of 302,000 bpd crude oil slate is WTI linked barrels Through 2022 • Approximately 207,000 bpd sourced from Permian Basin crude oil • Light products priced on Gulf Coast basis • Crude oil slate flexibility and high distillate yield • Focus on growing midstream platform to support Permian Position Growing Midstream • Permian Gulf Coast (PGC) crude oil long haul pipeline joint venture project announced Operations • Krotz Springs future potential dropdown of approximately $32 million annualized EBITDA(3) • June 30, 2018 balance sheet: Flexible Financial Position to • Delek US: $1.1 billion of cash; $2.0 billion of debt Support Growth • Includes $5.2 million cash and $737.1 million debt of DKL • Net debt (excl. DKL) of $177.8 million • August 2018 repurchased $30 million of Delek shares; YTD $145 million • Increased regular quarterly dividend(4): Cash Returns to Shareholders • 2Q18 increased by 25% to $0.25/share; following a 33% increase in 1Q18 to $0.20/share 1) Based on price per common share as of close of trading on August 30, 2018. 2) As of June 30, 2018, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US. 3) Please see page 29 for a reconciliation of forecasted net income to forecasted EBITDA. 3 4) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.

Integrated Company with Asset Diversity and Scale Strategically Located Assets with Permian Basin Exposure Source 207,000 bpd from Permian Basin Refining (1) Logistics (2) Asphalt Retail Renewables • 7th largest independent • 10 terminals 6 asphalt terminals located • Approximately 300 Approx. 23m gallons refiner • Approximately 1,290 in: stores biodiesel: • 302,000 bpd in total miles of pipeline • El Dorado, AR • Southwest US locations • Crossett, AR • El Dorado, AR • 11.4 million bbls of • Muskogee, OK • Largest licensee of 7- • Cleburne, TX • Tyler, TX storage capacity • Memphis, TN Eleven stores in the US • Big Spring, TX • West Texas wholesale • Big Spring & Henderson, • West Texas wholesale • Krotz Springs, LA • Joint venture crude oil TX marketing business • Crude oil supply: 262,000 pipelines: RIO / Caddo • Richmond Beach, WA bpd WTI linked (207,000 • Own 63.4%, incl. 2% GP, bpd of Permian access) of DKL 1) California refinery located in Bakersfield, which is not shown on the map, has not operated since 2012. 2) Amounts include the Big Spring dropdown that closed in March 2018 with an effective date of March 1, 2018. 4

Focus on Improving Operational Performance Applied Best Practices Across a Larger Refining Platform Following Alon Transaction • Strong performance in low realized differential environment Total Refinery Crude Oil Utilization • Adjusted 2Q18 earnings per share and EBITDA of $1.03 98.0% (3) and $199.1 million, respectively 96.2% 96.0% 92.6% • Included $21.8 million of non-cash RINs mark-to- 90.3% 91.4% market expense • Estimated 2Q18 realized Midland-Cushing differential of ~$3.00/bbl(4) • WTI-Brent average differential of ~$7.00/bbl • Refining utilization has improved 2016 2017 2018 YTD 2Q18 3Q18E • 96% in 2Q18 and forecast 3Q18 • System-wide target is 98% Direct Operating Expenses per Barrel • Operating expense per barrel target is below $4.00 $5.10 • Initiative to improve crude oil quality in system and focus $4.70 $4.70 $4.70 $4.40 $4.28 on operational excellence increased overall performance $4.14 • Tyler Refinery results $3.91 $3.73 $3.71 • Improved crude oil quality through additional barrels of WTI-P in 1Q18 2015 2016 2017 1Q18 2Q18 • Identified process improvements (1) Delek Refinery Opex/bbl Peer Wtd. Avg Target • Distillate yields increased to 40.5% in 2Q18 from (2) an average of 38.5% in 2017 1) 1Q18 Refining Utilization included downtime related to planned turnaround work and affected by freezing temperatures early in the quarter 2) Sourced from Barclays U.S. Independent Refiners Guidebook to Refiners’ Financial & Operating Metrics – 2Q18 Edition, August 15, 2018 3) Please see pages 32-33 for a reconciliation of net income to Adjusted EBITDA. 5 4) Midland differential 2Q18 estimate takes into account timing difference related to inventory methods; 3Q18 estimate based on estimated amount as disclosed in 2Q18 earnings call.

Favorable Refining Environment Market Factors Seem to be Aligning to Extend a Favorable Market for Refiners Through 2022 2018-2019 2020-2022 Wide Midland – Brent crude oil differential driven IMO 2020 is expected to drive structural market by a combination of factors: changes • Permian production has continued to grow • Decreases marine fuel oil sulfur content to 0.5% supported by current WTI price from 3.5% • Increased light production from shale plays has • Estimated market displacement of 1.5 to 3.0 limited demand from U.S. refining complex million barrels of fuel oil • Limited pipeline takeaway capacity in the • Distillate forward curve has increased ahead of Permian Basin implementation • Transportation cost to clear light crude oil in the export market Delek business model positioned to benefit during this period • WTI-linked crude oil slate benefits from wider Midland – Brent crude oil differential • Delek’s refining product yields have high distillate cut • Current market trends have potential to drive cash flow generation 6

Permian Basin Outlook - Production v. Pipeline Takeaway Capacity Delek Positioned to Benefit as Production Growth / Takeaway Capacity Balance Tightens • Continued production growth in Permian may outpace pipeline construction 5,500 • Results in a wider discount for Midland sourced crude oil in 2018-2019 period • Delek US has access to approximately 207,000 bpd of Permian crude oil; 70% of crude oil slate 5,000 4,500 4,000 Capacity under construction barrels per day per barrels 3,500 Capacity ramping up 3,000 2,500 2,000 Production Volume 000 Volume Production Existing capacity before current cycle 1,500 Jul-11 Oct-12 Jan-14 Apr-15 Apr-11 Oct-11 Jan-12 Apr-12 Jul-12 Jan-13 Apr-13 Jul-13 Oct-13 Apr-14 Jul-14 Oct-14 Jan-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 1,000 Jan-11 Existing Capacity Enterprise Permian - 575 MBD Sunoco PE III - 360 MBD Plains Sunrise - 220 MBD Plains Cactus II - 670 MBD EPIC - 440 MBD PSX/ANDV Gray Oak - 700 MBD Production - Actual Production - High Case Production - Low Case • Outlook assumes production growth to average approximately 700,000 bpd in 2018 and 2019 • Permian pipeline take-away utilization should remain >90% during 2018 • Plains Sunrise Expansion, Cactus II, EPIC and Gray Oak are 2019 projects currently under construction out of the announced pipelines Source: Delek US and industry/company reports. Takes into consideration pipelines that are currently being constructed and does not take into account announced potential 7 pipelines that may be constructed in the future.

WTI Midland vs Brent, $/bbl(1) Outlook Wider Differentials Being Supported by Permian Basin Production/Take-Away Balance Futures curve $0 ($5) 2Q18 Avg (2) ($10) ($15) $ per bbl.per $ ($20) ($25) Dec-18 Jan-19 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 ($30) Jan-18 1) Differential source: Argus – August 30, 2018; futures based on ICE/NYMEX curve. 2) Estimate takes into account gross margin not realized due to inventory timing effects. 8

WTI-Linked Refining System with Permian Based Crude Oil Slate System with Over 300,000 bpd of Crude Oil Throughput Capacity (~70% Permian Basin Based) Crude Oil Supply is Primarily WTI-Linked Tyler(1) Tyler, Texas 2% • 75,000 bpd crude oil Crude throughput Throughput WTI 19% 100% WTI • 8.7 complexity Capacity, bpd ETX • 79% linked Light crude oil refinery WTI-Linked Other • 302,000 Permian Basin and East Texas Crude, bpd sourced crude oil El Dorado, Arkansas 262,000 Permian Basin El Dorado(1) • 80,000 bpd crude oil Access, bpd 14% throughput 100% • WTI 10.2 complexity 207,000 WTI Local AK 21% • Flexibility to process medium 65% linked and light crude oil 1 2 Other • Permian Basin, local Arkansas, East Texas and Gulf Coast crude oils Big Spring(1) Big Spring, Texas • 73,000 bpd crude oil 100% WTI 29% throughput WTI • 10.5 complexity WTS 71% linked • Process WTI and WTS crude oil 1) Approx. 96 million barrels of WTI-linked crude annually; changes • Located in the Permian Basin realized through crack spread Krotz Springs, Louisiana Krotz Springs(1) • 74,000 bpd crude oil 2) Approx. 75 million barrels of Permian crude annually; changes realized throughput in crude slate 55% WTI 43% WTI • 8.4 complexity linked • Permian Basin, local and Gulf GC Sweet 57% Coast crude oil sources 1) Crude oil slate based on amount received year-to-date as of June 30, 2018. Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate. 9

IMO 2020 – Potential to Drive Higher Crack Spread into 2022 Crude Oil Differentials Remain Wide and 5-3-2 Crack Spread Improving Based on Forward Curve 5-3-2 ULSD Crack Spreads, $/bbl (2) Outlook • Crack spreads on the futures curve is reflecting the IMO market impact on refined products out $21.54 $21.17 $21.58 $19.34 to 2022 $16.85 $16.97 $17.30 • Delek averages combined production of 262,000 bpd, or approximately 96 million barrels annually, of gas and distillates (1) • Trends on Midland – Brent differential show wider than 2Q18 realized into 2020 2Q18 3Q2018 4Q2018 2019 2020 2021 2022 • With 75 million of these barrels from Permian Actual(3) Basin ULSD Spread Attribution Gas Spread Attribution WTI Midland vs Brent, $/bbl (2) Outlook • Trends have potential to drive cash flow into 2022 • (3.00) (1.20) Future projects provide support (6.87) (10.80) (8.77) • Krotz alky unit, JV Pipeline (7.00) (14.36) (8.63) (8.54) (8.68) (5.71) (8.33) 2Q18 3Q18 4Q18 2019 2020 2021 2022 (3) (4) (4) Actual (3) Midland-WTI Cushing Differential WTI Cushing-Brent Differential 1) Average calculated from 3Q17 results through 2Q18 results. Margin benefits subject to capture rate. 2) Differential source: Argus – August 30, 2018; futures based on ICE/NYMEX curve. 3) Midland differential 2Q18 estimate takes into account timing difference related to inventory methods; 3Q18 estimate based on estimated amount as disclosed on 2Q2018 earnings call. 4) Midland-WTI Cushing differentials are internal estimates due to illiquidity of forward curve in 2021 and 2022. Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude oil slate. 10

Positive Refining Trends Impact on Delek US Cash Flow Generation Delek US Positioned to Benefit with High Diesel Yield and Crude Oil Slate Flexibility 2Q18 Refiners’ Middle Distillates %(1) (2) (4) • Delek US well positioned to benefit from IMO 2020 44.0% 37.5% 40.0% 40.0% 38.0% • Refining system product yields 37.0% 36.0% 33.0% 32.0% • Produces approximately 119,000 bpd of middle distillate or 43 million barrels annually • Current distillate yield above industry average • Low yield of residual products CVRR DK HFC PSX VLO ANDV MPC PBF Middle Disillates • Crude oil slate has flexibility 2Q18 Refiners’ Residual Yield %(1)(3) • Ability increase sour crude oil processing to approximately 50% based on market economics 2.7% • Big Spring refinery currently processes 29% 4.3% WTS and can increase to 100% EIA US Refiners DK • El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on Max Medium Sour Crude Capability, bpd economics 302,000 bbls 27,340 • Krotz Springs refinery exploring ability to produce low 153,000 274,660 sulfur marine fuel 149,000 2Q18 Max Sour Crude Capability Medium Sour Crude Oil Throughput, bpd Non-Medium Sour Crude Oil Throughput, bpd 1) Industry average collected from EIA refinery product yield data. 2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel. Latest data up to July 2018. 3) Residual yield includes asphalt and road oil and residual fuel oil from the EIA Latest data up to July 2018. 11 4) Sourced from Barclays U.S. Independent Refiners Guidebook to Refiners’ Financial & Operating Metrics – 2Q18 Edition, August 15, 2018

Disciplined Approach to Capital Allocation Focus on Financial Strength and Flexibility, Investing in the Business, and Returning Cash to Shareholders • Financial Strength and Flexibility to Support Initiatives • Maintain strong balance sheet • Opportunistically delever when cash supports it • $150 million convertible notes mature in September 2018 • Settling principal amount in cash and premium with DK shares • Perfect hedge in place for shares to be issued for premium • Goal to maintain cash to support organic growth and other opportunities as they arise • Invest in the business • Capital program focuses on safety /maintenance / reliability as priority • Growing midstream business – PGC joint venture pipeline • Initiatives to improve Krotz Springs refinery • Disciplined Growth through opportunistic acquisitions • Delek has a strong history of being disciplined with acquisitions • Making the appropriate investments to turn around or improve acquired or owned assets • Commitment to steady shareholder returns with quarterly dividend and consistent share repurchases • Regular quarterly dividend has risen from 15c to 25c over the past year • Target dividend level that can be supported through a cycle • Share repurchases (bought back approximately $145.0 million YTD); including $30.0 million in August 12

Financial Strength and Flexibility to Support Initiatives At June 30, 2018 Approximately $1.1 Billion of Cash (1) • Focused on growing business, while maintaining Cash Balance ($MM) financial flexibility $1,133 $1,018 • Closed Alon transaction on July 1, 2017 $932 $689 • At June 30, 2018, cash balance of $1.1 billion $590 and net debt of $909.7 million $383 $430 $287 • Net debt of $177.8 million excluding DKL $219 related cash/debt $40 2010 2011 2012 2013 2014 2015 2016 (3) 2017 Mar 31 Jun 30 • Current balance sheet expected to have 2018 2018 financial flexibility to support: Capitalization as of June 30, 2018 (2) • Capital allocation program focused on $ in millions • Investment in business Current Debt $180.8 • Return to shareholders Long-Term Debt 1,861.7 • Growth over cycle Total Debt $2,042.5 Cash ($1,132.8) Net Debt Delek US Consolidated $909.7 Delek Logistics Total Debt $737.1 Cash ($5.2) Net Debt Delek Logistics $731.9 Net Debt Delek US excluding DKL $177.8 1) Amounts prior to 4Q16 have been adjusted to remove cash associated the retail operations that were sold for $535 million in November 2016. 2) Based on company filings as of 8/8/18. 13

Investing in the Business • Capital program focuses on safety /maintenance / Historical Capital Spending (1) reliability as priority ($ in millions) • Base level of regulatory and maintenance capital expenditures approximately $130.0 million per year • Excluding turnarounds, operating initiatives and growth capital • Capital required for a full turnaround can be in a $50 million $213.6 $228.0 $191.0 $177.5 to $60 million range $157.1 $46.3 $88.6 • Growing midstream platform; provides more stable cash flow compared to refining, reducing dependence on crack 2012A 2013A 2014A 2015A 2016A 2017A 2018E spread • PGC Joint Venture Pipeline • Investing in growth projects in the refining segment • 2018 spending includes the Alkylation project at Krotz Springs • 1Q 2019 El Dorado turnaround planning underway 1) In addition to 2018 capital expenditures shown, there is approximately $75.7 million of midstream projects to enhance Delek’s Permian position. 14

Growing Midstream - Permian Basin Crude Oil Long Haul Pipeline JV with Experienced Partners ETP, MMP, and MPLX Supports Delek US’ Long-Term Investment in Midstream • Partnership provides expertise, throughput commitments • Supports potential for quicker construction and throughput ramp • Joint venture announced in September 2018 Big Spring • 30-inch diameter, 600-mile PGC pipeline expected to be operational in mid-2020 • Pipeline system origins include Wink, Crane, and Midland, TX • Delaware and Midland Basin access • Destinations include access to Gulf Coast terminals: • Energy Transfer Partners’ Nederland, TX • Magellan’s East Houston, TX • Delek US’ investment can be potential future dropdown to DKL once fully ramped 15

Krotz Springs Refinery Improvement Initiatives Areas of Focus to Add Flexibility and Increase Margin Potential from Refinery Improve Units to Add Product Flexibility • Alkylation Project – approx. $103.0 million cost; 1Q19 expected completion • Estimated annual EBITDA(1) $45-$50 million Crude Oil – Transportation and Flexibility • Transportation – focus on reducing the cost of crude oil delivered into Krotz Springs • Flexibility – Working with DKL to explore ways to increase ability to access lower cost crude oil • Create ability to adjust crude oil slate between LLS and Midland based on market conditions and refinery runs Product Netback Improvement • Build out wholesale business along the Colonial Pipeline system 1) Please see page 29 for a reconciliation of forecasted net income to forecasted EBITDA. 16

Krotz Springs Alkylation Project Expected Annual EBITDA $45 to $50 million; Target Completion in 1Q19 • Alkylation unit with 6,000 bpd capacity Change in Yields, in 000 bpd • Approx. $103.0 million estimated capital costs with $60.7 million spent as of June Gasoline Diesel/Jet Heavy Oils Other 8.7 30, 2018 11.1 8.0 8.0 • Improves refinery flexibility 22.2 • Converts lower priced isobutane into 22.2 higher value alkylate • Enables multiple summer grades of 38.4 44.0 gasoline to be produced • Increases octane to produce premium gasoline Base Alky • Ability to access local markets Gulf Coast CBOB 7.8 – Isobutane Spread $1.40 • Estimated project returns $1.23 $1.21 • Estimated annual EBITDA(1) $45-$50 million $1.20 $0.97 $1.00 • Driven by the conversion/reduces $1.00 $0.90 $0.85 $0.84 $0.86 dependency on crack spread environment $0.80 $0.69 $0.71 $0.61 $0.65 $0.69 for project return $0.60 • Economics based on 95 cents/gallon spread between CBOB 7.8 and isobutane $0.40 Spread, per gallon per Spread, • Sensitivity: each 10 cents/gallon change in $0.20 spread equals $3.2 million EBITDA change $0.00 (2) CBOB - Isobutane Base Line Economics 1) Please see page 29 for a reconciliation of forecasted net income to forecasted EBITDA. 2) Source: Platts, as of August 30, 2018. Shown as an average of the 2019 Isobutane forward curve. 17

Increased Dropdown Inventory plus Organic Project Creates Platform to Support Logistics Growth Potential Growth for DKL Strong EBITDA Growth Profile Supporting Distribution Growth (1) ($ in millions) • Delek Logistics provides platform to unlock logistics value • Big Spring logistics assets dropdown closed in $204 March 2018, effective March 1 • $40 million est. annualized EBITDA(2) $32 • Completed Paline Pipeline expansion in early $4 $27 Target March 2018 2019 • Capacity to 42,000 bpd from 35,000 bpd $141 • $5 million est. annualized EBITDA uplift • Growing potential logistics assets dropdown inventory: • Krotz Springs Assets - $30 to $34 million Note: based on DKL LTM EBITDA + EBITDA / year (2) incremental benefit from Paline and dropdowns • PGC pipeline from Permian Basin to Houston area being developed 2Q18 LTM Annualized Big Spring Krotz Springs Total (3) EBITDA EBITDA - Paline Dropdown Dropdown Annualized expansion March 2018 Inventory EBITDA March 2018 Potential 1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period. 2) Please see pages 30 and 31 for a reconciliation of EBITDA of Krotz Springs and Big Spring drop downs, respectively. 18

Focused on Returning Cash to Shareholders • Programs in place allow different options to return cash to DK Share Repurchases ($MM) shareholders • 2Q18 increased regular quarterly dividend by 25% to $95.3 $0.25/qtr(1) $74.6 • Follows a 1Q18 increased regular quarterly dividend by 33% to $0.20/qtr(1) $42.3 • $150 million DK share repurchase plan approved in 1Q18; $37.0 $30.0 (2) total authorization available of $129.7 million $25.0 $20.0 • Repurchased approximately $145.0 million YTD 2018 $6.0 • Returned ~$183.0 million of cash to shareholders through August 2018 through dividends and repurchases 2013 2014 2015 2016 4Q17 1Q18 2Q18 August-18 • In line with peer group Total Dollars Returned to Shareholders (% of Average Rolling 6-Month Market Cap)(4) Dividends Declared ($/share) 3.6% 3.7% $0.95 $1.00 $0.95 Regular Special $0.40 2.3% 2.4% $0.40 2.7% $0.60 $0.60 $0.60 $0.60 0.8% $0.33 $0.39 1.5% 1.3% $0.60 0.9% $0.15 $0.55 $0.15 $0.15 $0.21 DK Mid-Cap Avg Peer Avg YTD 2Q18 2010 2011 2012 2013 2014 2015 2016 2017 2018F(3) Dividends Repurchases DK Dividends DK Repurchases 1) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods. 2) This plan does not have an expiration date. Total authorization available as of end of August 2018. 3) Based on 1Q18 quarterly dividend of $0.20/share declared on 2/26/18, 2Q18 quarterly dividend of $0.25/share declared by the board on 5/7/18, 3Q18 quarterly dividend of $0.25/share declared by the board on 8/7/18, and assumed 4Q18 quarterly dividend of $0.25. Actual amount for 2018 subject to approval by the Board of Directors during the year. 19 4) Based on NASDAQ IR Insights/Factset as of August 24, 2018. Peer Average includes DK, VLO, ANDV, HFC, PSX, CVR, PBF, MPC. Mid-cap average includes DK, HFC, CVR, PBF.

Execution of Strategic Initiatives • Commercial strategies improving netbacks and wholesale margins • 2Q18 refinery utilization at 96%; Operating expense below $4/bbl Focusing on Execution • Retail emphasis on asset optimization • Safety initiative “I own it”; Zero incidents across our refineries is achievable • Krotz Springs refinery improvements to add product flexibility (alky unit) and improve delivered crude oil costs Investing in the Business • Announced pipeline project support our refineries and provide access to the Gulf Coast and export markets; reduces dependence on crack spread • Planned full turnaround for El Dorado in 1Q19 • Focus on growing midstream platform to support Permian position Growing Midstream • Krotz Springs future potential dropdown of approximately $32 million annualized EBITDA(1) Dropdown Inventory • Supports growth at DKL • Target dividend level that can be maintained through cycle; quarterly dividend raised Returning Cash to to 25c from 15c over last year(2) Shareholders • Repurchased $30 million shares in August 2018, approximately $145.0 million YTD and $130 million of authorization remaining(3) • Benefit from Midland-Brent crude oil differential • Crude oil slate weighted to WTI-linked barrels Favorable Market for Refiners • IMO 2020 potential to increase distillate crack spread and widen sour crude Through 2022 differentials • Delek US operations have high distillate yield and crude oil slate flexibility 1) Please see page 30 for a reconciliation of EBITDA of Krotz Springs drop down. 2) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods. 3) This plan does not have an expiration date. Total authorization available as of end of August 2018. 20

Current Valuation Below Peer EV-to-EBITDA Positioned to Benefit from the Midland Discount; Executing Initiatives to Create Sustainable Value EV/EBITDA 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x DK-USQ HFC-USQ VLO-USQ ANDV-USQ PBF-USQ MPC-USQ PSX-USQ CVI-USQ 2018 2019 2018 Avg 2019 Avg (1) Based on NASDAQ IR Insights/Factset as of August 30, 2018. 21

Questions and Answers Significant Organic Focus on Long-Term Growth / Margin Shareholder Returns Improvement Opportunities An Integrated and Permian Focused Diversified Refining, Financial Flexibility Refining System Logistics and Marketing Company Complementary Logistics Systems

Appendix

Delek US Growth Focused on Growth through Acquisitions 2005 to 2007 2011 to 2012 2013 to Current 2011 Crude Oil Increased Gathering SALA Gathering East and West Texas Gathering Lion Oil acquisition 2012 DKL Joint Ventures 2011 Crude Oil Nettleton RIO Pipeline Paline Pipeline Pipeline Caddo Pipeline Logistics $50 mm $12.3 mm Exp. Inv.: ~$104 mm 2005 2011 2013 2014 2015 2018 2017 Tyler refinery & Lion refinery & Biodiesel Biodiesel 47% Acquired rest Acquired rest Refining related assets related pipeline & terminals Facility Facility ownership of Alon USA of Alon USA $68.1 mm(1) $228.7 mm(1) $5.3 mm $11.1 mm in Alon USA Partners 2014 2006 2012 2013 2013 2014 Assets Purchased Assets Frank Product Abilene & San Angelo Big Sandy Tyler-Big Sandy North Little Rock Mt. Pleasant Thompson terminals terminal & pipeline Pipeline Product Terminal System Logistics Transport $55.1 mm $11.0 mm $5.7 mm $5.0 mm $11.1 mm (2) $11.9 mm Acquisition Completed 2015 171 retail fuel & 2016 2017 2011 - 2014 47% convenience stores Sold MAPCO Acquired rest Retail Building new large format convenience stores ownership & related assets for $535mm of Alon USA in Alon USA $157.3 mm (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. Refining Segment Logistics Segment Retail Segment 24

Current Delek US Corporate Structure 94.6% Delek US Holdings, Inc. ownership interest (1) NYSE: DK Market Cap: $4.6 billion(2) Delek Logistics GP, LLC (the General Partner) 61.4% interest in LP units 2.0% interest General partner interest Incentive distribution Delek Logistics Partners, LP rights NYSE: DKL Market Cap: $758 million(2) 1) As of June 30, 2018, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. 2) Market cap based on share and unit prices on August 30, 2018. 25

Access to Midland Crude Oil Benefits Margins WTI Midland vs. WTI Cushing Crude Oil Pricing ($ per barrel) $2.00 $0.00 ($2.00) ($4.00) ($6.00) ($8.00) ($10.00) Approx. 207,000 ($12.00) bpd of Midland crude oil in DK system ($14.00) Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 Source: Argus – as of August 28, 2018 26

U.S Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) (2) (2) $50 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel $40 $30 $20 $10 $0 -$10 -$20 -$30 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-18 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Sep-11 Sep-10 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Nov-14 Nov-10 Nov-11 Nov-12 Nov-13 Nov-15 Nov-16 Nov-17 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 1) Source: Platts as of August 26, 2018; 5-3-2 crack spread based on HSD 2) Crack Spreads: (+/-) Contango/Backwardation 27

Robust Synergy Opportunity from DK/ALJ Combination Steady improvement in expected synergies from transaction ($ in millions) New Apr. 2018 Type Description Corporate Cost of Capital Operational Commercial Estimate Estimate Targets $130-$140 • Logistics, purchase and $131 Commercial trading benefits from a • $33-$40 m • $24-$34 m $115-$130 larger platform $105-$120 • Sharing of resources across the platform; $85-$105 Operational improved insurance • $23-$25 m • $21-$24 m and procurement efficiencies • Benefit from Delek US’ financial position to Cost of reduce interest • $35-$36 m • $34-$35 m Capital expense through refinancing efforts • Reducing the number Corporate of public companies; • $39-$39 m • $36-$37 m consolidating functions to improve efficiencies Org. Target Target #2 Target #3 Target #4 Captured To Feb. 2018 Apr. 2018 Aug. 2018 Date 6/30/18 Expect to achieve run-rate synergies of approximately $130-$140 million in 2018; $131 million of annualized synergies captured as of June 30, 2018 28

Non-GAAP Reconciliation of Potential Alkylation Project EBITDA(1) Reconcilation of Forecast U.S. GAAP Net Income (Loss) to Forecast EBITDA for Alkylation Project ($ in millions) Forecasted Range Forecasted Net Income $ 24.1 $ 27.3 Add: Interest expense, net - - Income tax expense 14.0 15.8 Depreciation and amortization 6.9 6.9 Forecasted EBITDA $ 45.0 $ 50.0 1) Based on projected range of potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. 29

Non-GAAP Reconciliation of Krotz Spring Potential Dropdown EBITDA(1) Krotz Springs Logistics Drop Down Reconciliation of Forecasted Annualized Net Income to Forecasted EBITDA ($ in millions) Forecasted Range Forecasted Net Income $ 2.9 $ 3.3 Add: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecasted EBITDA $ 30.0 $ 34.0 1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 30

Non-GAAP Reconciliations of EBITDA(1) Big Spring Logistics Drop Down and Marketing Agreement Reconciliation of Forecasted Annualized Net Income to Forecasted EBITDA Tanks, Terminals ($ in millions) and Marketing Agreement Forecasted Net Income $ 13.3 Add: Income tax expense - Depreciation and amortization 5.1 Amortization of customer contract intangible assets 7.2 Interest expense, net 14.6 Forecasted EBITDA $ 40.2 1) Amounts of EBITDA, net income and timing vary, which affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts are based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 31

Non-GAAP Reconciliations of Adjusted Net Income (Loss) per Share Three Months Ended June 30, Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net 2018 2017 Income (Loss) per share (Unaudited) Reported income (loss) per share $0.89 ($0.61) Adjustments, after tax (per share)(1) Net inventory valuation loss (gain) - 0.11 Unrealized hedging loss 0.08 0.07 Transaction related expenses 0.02 0.03 Tax Cuts and Jobs Act adjustment 0.11 - Gain on sale of the asphalt business (0.11) - Discontinued operations loss 0.01 - Total adjustments 0.11 0.21 Dilutive effect of convertible debt on adjusted results(2) 0.03 - Adjusted net income (loss) per share $1.03 ($0.40) Shares used in computing Non-GAAP dilutive effect of convertible debt(2): Diluted 90,244,357 62,054,485 Adjustment for economic benefit of note hedge related to Senior 2,635,399 - Convertible Notes Non-GAAP Adjusted Diluted Share Count 87,608,958 62,054,485 1) The tax calculation is based on the appropriate marginal income tax rate related to each adjustment and for each respective time period, which is applied to the adjusted items in the calculation of adjusted net income in all periods. 2) Delek US has a convertible note hedge transaction in effect to offset the economic dilution of the additional shares from the convertible note that matures in September 2018. 32

Non-GAAP Reconciliations of Adjusted EBITDA Three Months Ended June 30, Reconciliation of Net Income (Loss) to Adjusted EBITDA 2018 2017 (Unaudited) Reported net income (loss) attributable to Delek $79.10 ($37.90) Add: Interest expense, net 30.60 14.10 Income tax expense (benefit) - continuing operations 32.80 (27.00) Depreciation and amortization 49.20 29.50 EBITDA 191.70 (21.30) Adjustments Net inventory valuation (gain) loss (0.30) 10.70 Unrealized hedging loss 9.90 6.60 Transaction related expenses 2.60 2.50 Gain on sale of the asphalt business (13.20) - Discontinued operations loss, net of tax 0.80 - Non controlling interest loss 7.60 5.70 Total adjustments 7.40 25.50 Adjusted EBITDA $199.10 $4.20 33

DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty-two consecutive times since the IPO $0.705 $0.715 $0.725 $0.750 $0.770 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD (1)1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2013 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.30x 1.32x 1.35x 1.25x 1.49x 1.47x 1.06x 1.34x 1.18x 1.20x 1.29x 1.00x 1.14x 0.98x 0.88x 0.97x 0.96x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Leverage Ratio (5) 3.83x 4.60x 4.44x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.88x 3.72x 3.77x 2.28x 2.40x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 36 for reconciliation. 3) 2Q18 based on total distributions to be paid on August 13, 2018. 4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 34 5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

DKL: Reconciliation of Cash Available for Distribution (dollars in millions, except coverage) 2013 (2) 1Q14 (2) 2Q14(2) 3Q14(2) 4Q14(2) 2014 (2) 1Q15(2) 2Q15 3Q15 4Q15 2015 (3) 1Q16 2Q16 3Q16 4Q16 2016 (3) 1Q17 2Q17 3Q17 4Q17 (3) 2017(3) 1Q18 2Q18 Reconciliation of Distributable Cash Flow to net cash from operating activities Net cash provided by operating activities $49.4 $14.4 $31.2 $20.1 $20.8 $86.6 $15.8 $30.8 $20.2 $1.3 $68.0 $26.4 $31.2 $29.2 $13.9 $100.7 $23.5 $23.9 $30.5 $9.8 $87.7 $23.7 $28.0 Accretion of asset retirement obligations (0.2) (0.1) (0.1) (0.1) 0.0 (0.2) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) Deferred income taxes (0.3) 0.0 (0.1) (0.0) 0.2 0.1 (0.2) 0.2 0.0 0.0 (0.0) - - - 0.2 0.2 - (0.1) (0.0) 0.3 0.1 - - Gain (Loss) on asset disposals (0.2) - (0.1) - (0.0) (0.1) (0.0) 0.0 - (0.1) (0.1) 0.0 - (0.0) - 0.0 (0.0) 0.0 0.0 0.0 0.0 (0.1) 0.1 Changes in assets and liabilities 8.3 3.4 (6.0) (1.6) 3.0 (1.2) 3.3 (7.3) 3.6 20.5 20.1 (5.4) (7.1) (10.0) 7.7 (14.9) (3.6) 0.9 (8.5) 14.6 3.4 3.7 6.2 Maint. & Reg. Capital Expenditures (5.1) (0.8) (1.0) (0.8) (3.9) (6.5) (3.3) (3.9) (3.5) (2.7) (13.4) (0.7) (0.9) (0.7) (3.6) (5.9) (2.2) (2.1) (0.7) (4.4) (9.4) (0.3) (1.0) Reimbursement for Capital Expenditures 0.8 - - - 1.6 1.6 1.6 1.8 2.0 0.2 5.5 0.2 0.2 0.4 2.4 3.3 0.9 0.5 0.4 1.7 3.5 0.4 0.3 Distributable Cash Flow $52.9 $17.0 $24.0 $17.7 $21.8 $80.3 $17.1 $21.4 $22.2 $19.0 $79.8 $20.4 $23.3 $18.8 $20.6 $83.0 $18.4 $23.0 $21.6 $21.9 $85.0 $27.3 $33.5 Distribution Coverage Ratio (1) 1.35x 1.61x 2.02x 1.42x 1.67x 1.68x 1.25x 1.49x 1.47x 1.18x 1.35x 1.20x 1.29x 0.98x 1.00x 1.11x 0.88x 1.06x 0.97x 0.96x 0.97x 1.14x 1.34x Total Distribution (1) $39.3 $10.5 $11.9 $12.4 $13.1 $47.9 $13.7 $14.4 $15.1 $16.1 $59.3 $17.1 $18.1 $19.3 $20.5 $75.0 $21.0 $21.8 $22.3 $22.8 $87.9 $24.0 $25.0 1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. 2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting. 35

DKL: Income Statement and Non-GAAP EBITDA Reconciliation 2013(1) 1Q14(1) 2Q14 3Q14 4Q14 2014 (1) 1Q15(2) 2Q15 3Q15 4Q15 2015 1Q16 2Q16 3Q16 4Q16 2016 1Q17 2Q17 3Q17 4Q17 2017 1Q18 2Q18 Net Revenue $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 $172.1 $165.1 $108.9 $589.7 $104.1 $111.9 $107.5 $124.7 $448.1 $129.5 $126.8 $130.6 $151.2 $538.1 $167.9 $166.3 Cost of Goods Sold (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) (132.5) (124.4) (71.0) (436.3) (66.8) (73.1) ($73.5) ($88.8) (302.2) (92.6) (85.0) ($89.1) ($106.1) (372.9) (119.0) (106.0) Operating Expenses (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) (10.8) (11.6) (11.7) (44.8) (10.5) (8.7) ($9.3) ($8.8) (37.2) (10.4) (10.0) ($10.7) ($12.3) (43.3) (12.6) (14.9) Contribution Margin $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 $28.8 $29.1 $26.2 $108.6 $26.8 $30.0 $24.7 $27.2 $108.7 $26.5 $31.8 $30.8 $32.8 $121.9 $36.3 $45.3 Depreciation and Amortization (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) (4.7) (4.5) (5.9) (19.2) (5.0) (4.8) ($5.4) ($5.6) (20.8) (5.2) (5.7) ($5.5) ($5.5) (21.9) (6.0) (7.0) General and Administration Expense (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) (3.0) (2.7) (2.3) (11.4) (2.9) (2.7) ($2.3) ($2.3) (10.3) (2.8) (2.7) ($2.8) ($3.6) (11.8) (3.0) (3.7) Gain (Loss) on Asset Disposal (0.2) - (0.1) - - (0.1) - - - (0.1) (0.1) 0.0 - ($0.0) $0.0 0.0 (0.0) 0.0 ($0.0) ($0.0) (0.0) - 0.1 Operating Income $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 $21.1 $21.8 $17.9 $77.9 $19.0 $22.5 $17.0 $19.2 $77.7 $18.5 $23.4 $22.6 $23.7 $88.1 27.3 34.7 Interest Expense, net (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) (2.6) (2.8) (3.0) (10.7) (3.2) (3.3) ($3.4) ($3.7) (13.6) (4.1) (5.5) ($7.1) ($7.3) (23.9) (8.1) (10.9) (Loss) Income from Equity Method Invesments (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) ($0.3) ($0.4) (1.2) 0.2 1.2 $1.6 $1.9 5.0 0.8 1.9 Income Taxes (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.129) ($0.1) $0.3 (0.1) (0.1) (0.1) ($0.2) $0.6 0.2 (0.1) (0.1) Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 EBITDA: Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 Income Taxes 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 0.13 (0.28) 0.1 0.1 0.1 0.2 ($0.6) (0.2) 0.1 0.1 Depreciation and Amortization 10.7 3.4 3.5 3.7 3.9 14.6 4.0 4.7 4.5 5.9 19.2 5.0 4.8 5.4 5.6 20.8 5.2 5.7 5.5 5.5 21.9 6.0 7.0 Amortization of customer contract intangible assets - - - - - - - - - - - - - - - - - - - - - 0.6 1.8 Interest Expense, net 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 3.4 3.7 13.6 4.1 5.5 7.1 7.3 23.9 8.1 10.9 EBITDA $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 $22.0 $24.4 $97.3 $23.9 $30.3 $29.7 $31.1 $115.0 $34.7 $45.4 1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns. Note: May not foot due to rounding. 36

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366